IFC CREDIT CORPORATION
8700 Waukegan Road, Suite 100
Morton Grove, IL 60053-2104
888-554-4IFC

MASTER LEASE AGREEMENT NO: 801036

LESSEE:

Name:	Composite Technology Corporation	City:	Irvine
d/b/a:		County:	Orange County
Address 1:	2026 McGraw Avenue	State:	California
Address 2:		ZIP Code:	92614

Entity Type:	Corporation	Entity State:	Nevada

Contact:	Benton Wilcoxon	Fax:	949.660.1533
Telephone:	949.428.8500	Email:	

THIS IS A MASTER LEASE AGREEMENT. THIS AGREEMENT IS COMPRISED OF THE TERMS SET FORTH HEREIN, IN THE VARIOUS SCHEDULES ATTACHED HERETO AND IN ANY CONFIDENTIAL LEASE PROPOSALS EXECUTED FROM TIME TO TIME BY LESSOR AND LESSEE THAT HAVE YET TO BE DOCUMENTED IN A LEASE SCHEDULE AND FUNDED. REFER TO SCHEDULES ATTACHED HERETO FROM TIME TO TIME FOR SPECIFIC EQUIPMENT DESCRIPTIONS AND PAYMENT AMOUNTS SET FORTH THEREIN.

TERMS AND CONDITIONS

1. LEASE. Lessor hereby leases to Lessee, and Lessee hereby hires and takes from Lessor, the personal property set forth on one or more lease schedules which may from time to time be executed by Lessor and Lessee (each, a "Schedule") upon the terms and conditions set forth in this Master Lease Agreement ("Lease") as supplemented by the terms and conditions which may be set forth in the appropriate Schedule identifying such items of personal property, together with all replacement parts, additions, and accessories incorporated therein and/or affixed thereto, (collectively, the "Equipment"). Each Schedule shall incorporate by reference the terms and conditions of this Lease and shall constitute a separate and independent lease of the Equipment. Neither this Lease nor any Schedule hereto may be cancelled or terminated except as expressly provided herein or therein. This Lease is irrevocable by Lessee for the full term of any Schedule and for the aggregate rentals provided therein.

2. RENTALS. During and for the original term hereof, Lessee hereby agrees to pay Lessor as and for rental of the Equipment the amounts specified in the Schedule as monthly or other calendar period rental multiplied by the number of months or periods specified in the Schedule. Rental per day for the period from the Lease Commencement Date specified in the Schedule to the Initial Term Start Date shall be equal to 1/30th of the Lease Rental Payment and shall be due in advance of the Initial Term Start Date. The payment due date shall be specified by Lessor or its assign in the Schedule or other supplementary documents to this Agreement. All payments shall be made at the office of the Lessor at 8700 North Waukegan Road, Suite 100, Morton Grove, IL 60053 or as otherwise directed by Lessor in writing. Lease payments not received by the Lessor within five (5) days to the payment due date shall be delinquent, and shall be subject to late charges as specified in Paragraph 18 herein. If Lessor shall at any time accept rent after it shall become due or shall accept less than the total amount due, such acceptance shall not constitute a release or an accord and satisfaction of any greater sum due, nor shall such acceptance be construed as a waiver of any or all of Lessor's rights hereunder.

3. EQUIPMENT AND LIABILITY. Lessor, at the request of Lessee, shall order the Equipment described in the Schedule from a supplier selected by Lessee. Lessor shall not be liable for specific performance of this Lease or damages or in any manner whatsoever, if, for any reason, supplier fails to accept such order or delays or fails to fill the order. Lessee agrees to accept such Equipment and to complete and deliver to Lessor the Certificate Of Acceptance provided by Lessor upon acceptance of the Equipment by Lessee. In the event Lessee rightfully rejects any items of Equipment, Lessee shall, within ten (10) days of delivery, notify Lessor and supplier in writing of any defects or other discrepancies with respect to such Equipment. In the event of such rejection by Lessee, Lessee shall on demand by Lessor, pay Lessor any amounts theretofore paid by Lessor in respect of the purchase of such Equipment, and upon such payment, Lessee shall be subrogated to Lessor's claim, if any, against the supplier. If Lessee fails to execute and deliver to Lessor the Certificate of Acceptance or fails to notify Lessor or supplier in writing of any defects in or other discrepancies with respect to the Equipment within ten (10) days of delivery of the Equipment, it shall be an irrefutable presumption, as between Lessor and Lessee, that such Equipment has been unconditionally accepted by Lessee for Lease hereunder and Lessee's obligations shall be unconditional and shall not be subject to any set-off, defense, deduction, or counterclaim whatsoever.

4. PLACE OF USE, INSPECTION. Lessee shall keep the Equipment at the location specified in the Schedule. Lessee covenants and agrees that the Equipment shall be used by employees of the Lessee only, and the Equipment, or any part thereof, shall not be leased or sublet to others for their own use. Whenever requested by Lessor, Lessee shall promptly advise Lessor of the exact location of the Equipment. Lessee shall not change the location of the Equipment without the express prior written permission of Lessor. Lessor, from time to time, upon reasonable prior notice to Lessee, may enter the premises where the Equipment is located and inspect and label same.

5. ADVANCE RENTALS AND FINANCIAL INFORMATION. At the Lessor's option, any advance rentals or security deposit paid by Lessee may be applied by Lessor to cure any default of Lessee under this Lease in which event Lessee shall promptly restore the advance rental or security deposit to its full amount as set forth in the Schedule. Each year within ten (10) days after completion and in no event more than ninety (90) days after Lessee's fiscal year end, Lessee shall deliver in a form satisfactory to Lessor and its assignees true, correct, and complete annual audited consolidated financial statements with an opinion, and Federal Income Tax Returns including all Schedules and evidence of tax payments if financial statements are unaudited. Lessee shall deliver quarterly consolidated financial statements (which shall be in a form satisfactory to Lessor and its assignees) within forty-five (45) days after the end of each fiscal quarter. Lessee shall, and shall cause any guarantor(s) of this Lease to, furnish to Lessor within five (5) days of any request thereof by Lessor any credit or financial information of the Lessee or such guarantor(s) (including, without limitation, their respective most recent financial statements, balance sheets, and income statements) as Lessor shall request from time to time. Lessor after obtaining advance written notice from Lessee, may issue appropriate press releases, including this transaction in Lessor's newsletter, and/or to cause a tombstone advertisement to be published announcing the consummation of this transaction and the aggregate amount thereof.

6. DISCLAIMER OF WARRANTY. LESSOR IS NOT THE MANUFACTURER OR THE SUPPLIER OF THE EQUIPMENT, AND IS NOT A DEALER IN SIMILAR EQUIPMENT. LESSOR HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATION, WARRANTY OR COVENANT, EXPRESS OR IMPLIED, WITH RESPECT TO THE DESIGN, CONDITION, DURABILITY, SUITABILITY, FITNESS FOR USE OR PARTICULAR PURPOSE, OR MERCHANTABILITY OF THE EQUIPMENT IN ANY RESPECT. AS BETWEEN LESSOR AND LESSEE, THE EQUIPMENT SHALL BE ACCEPTED AND LEASED BY LESSEE "AS IS", "WHERE IS", AND "WITH ALL FAULTS." LESSEE ACKNOWLEDGES THAT LESSEE HAS SELECTED THE SUPPLIER OF THE EQUIPMENT AND THAT LESSOR HAS NOT RECOMMENDED SUPPLIER. LESSOR SHALL HAVE NO OBLIGATION TO INSTALL, MAINTAIN, ERECT, TEST, ADJUST, OR SERVICE THE EQUIPMENT. REGARDLESS OF CAUSE, LESSEE AGREES NOT TO ASSERT ANY CLAIM WHATSOEVER AGAINST LESSOR FOR LOSS OF ANTICIPATORY PROFITS OR ANY OTHER INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, NOR SHALL LESSOR BE RESPONSIBLE FOR ANY DAMAGES OR COSTS WHICH MAY BE ASSESSED AGAINST LESSEE IN ANY ACTION FOR INFRINGEMENT OF ANY UNITED STATES LETTERS PATENT. LESSOR MAKES NO WARRANTY AS TO THE TREATMENT OF THIS LEASE FOR TAX OR ACCOUNTING PURPOSES. Lessee agrees to settle all such claims directly with the supplier, and will not assert any such claims or defenses against Lessor or Lessor's assignee. Lessor assigns to, authorizes, and appoints Lessee to enforce, in its own name and at its own expense, any claim, warranty, agreement or representation against supplier, but Lessor assumes no obligation as to the extent or enforceability thereof. No delay in shipment, defect or unfitness of the Equipment, loss or damage thereto, or any other circumstances shall relieve Lessee of its obligations under this Lease, which obligations are absolute and unconditional. Supplier is not an agent of Lessor and no employee of supplier is authorized to waive, supplement, or otherwise alter any provision of this Lease.

7. ERRORS IN ESTIMATED COST. The amount of each rent payment and the advance rentals (collectively referred to in this paragraph only as "rent") are based upon the estimated total cost of the Equipment (including taxes, transportation, and any other charges). The rent shall be adjusted proportionally if the actual cost of the Equipment differs from estimated cost. Lessee hereby authorizes Lessor to correct the figures set forth in the Schedule when the actual cost is known, and to add or reduce to the amount of each rent payment and any sales or other tax that may be imposed on the payments. If the actual cost of the Equipment in the aggregate differs from the estimated cost by more than ten (10) percent, Lessor, at its own option, may terminate this Lease by giving written notice to the Lessee within five (5) days after receiving notice of the actual cost.

8. TITLE; LIENS; TAXES. The Equipment is, and shall at all times be and remain (i) the sole and exclusive property of Lessor, and the Lessee shall have no right, title, or interest therein or thereto other than as expressly set forth in this Lease, (ii) personal property notwithstanding that the Equipment or any part thereof may now be or hereafter become in any manner affixed, attached to, or embedded in, or permanently resting upon, real property or any building thereon. Lessee agrees to affix nameplates or decals to the Equipment indicating Lessor's ownership when so requested by Lessor. Lessee shall keep the Equipment free and clear of levies, liens, and encumbrances and shall pay all license and registration fees, assessments, filing or recording fees, documentary stamp taxes, fees payable under certificate of title laws with respect to motor vehicles, sales/use taxes, personal property taxes, excise taxes including value added taxes, and all other taxes (local, State and Federal) which may now or hereafter be imposed upon the ownership, lease, rental, sale, purchase, possession, or use of the Equipment whether assessed to Lessor or Lessee excluding, however, all taxes

on or measured by Lessor's taxable income. If such taxes or fees are levied against the Lessor, or if Lessee fails to make any payment required hereby, the Lessor shall have the right, but not the obligation, to pay such taxes or fees, whether levied against the Lessor or the Lessee. In such event the Lessee shall reimburse the Lessor therefore within five (5) days after the receipt of an invoice and for the failure to make such reimbursement when due the Lessor shall have all remedies provided herein with respect to the nonpayment of rent hereunder. Lessee shall give Lessor immediate notice of any attachment or other judicial process, liens, or encumbrances affecting the Equipment and shall indemnify and save Lessor harmless from any loss or damage caused thereby.

9. FILING. Lessee hereby authorizes Lessor to file this Lease, any financing statements and amendments thereto, security agreements, applications or other documents under certificate of title laws with respect to any or all of the Equipment or any collateral pledged by Lessee without the signature of Lessee thereon, and if Lessee's signature is required thereon by law, Lessee appoints Lessor as its attorney-in-fact to execute any such instruments and documents. Lessee shall execute such supplemental instruments, financing statements, and other documents of any kind as Lessor deems to be necessary or advisable to carry out the purposes of this Lease and any Schedule hereunder and shall otherwise cooperate to defend the title of the Lessor by filing or otherwise. Lessee, upon demand, shall promptly pay all filing costs and fees incurred in the preparation and filing of such documents. To secure all of Lessee's indebtedness, liabilities and obligations to Lessor under this Lease or otherwise, Lessee hereby grants to Lessor a lien on and security interest in and to the Equipment, together with all substitutions and additions therefore, all parts and components thereof and accessions thereto and the proceeds of all of the foregoing, including proceeds of insurance.

10. INSURANCE. Commencing on the date risk of loss passes to Lessor from the supplier and continuing until Lessee has returned the Equipment to Lessor pursuant to Paragraph 14, Lessee, at its expense, shall keep the Equipment insured against all risks of loss or damage from every cause whatsoever for the greater of the total rent for the term of this Lease or the full un-depreciated replacement value (new) of the Equipment (including software) corresponding to the date of loss or the full replacement value thereof, whichever is higher, plus all taxes, transportation and installation costs. Lessee shall carry public liability insurance, both personal injury and property damage, insuring the Equipment, which shall be of a type, form, in amounts, with companies and contain terms and conditions satisfactory to Lessor with an AM Best or similar recognized rating organization rating of "A+" or better. Certificates of insurance or other evidence satisfactory to Lessor, including the original or certified copies of the actual policies showing the existence of insurance in accordance herewith, and the terms, conditions and payments therefore shall be delivered to Lessor forthwith. Certificates must include a thirty (30) day prior written notice of cancellation clause to Lessor. Lessor and any assignee of Lessor with respect to any Schedule attached to this Lease shall be named as loss payee and additional insured for purposes of liability and physical damage insurance. In the event Lessee fails to insure the property pursuant hereto or fails to provide evidence of insurance within five (5) days after delivery of the Equipment Lessor may obtain such insurance at Lessee's expense. Lessee shall pay a non-insurance fee of 1/8 of 1% of the cost of Equipment per month for those months the Equipment is not insured to compensate Lessor for the additional risk of not having valid insurance. The proceeds of insurance payable as a result of loss or damage to Equipment may be applied, at the option of Lessor: (a) toward the replacement, restoration or repair of Equipment, and/or (b) toward payment of the obligations of Lessee hereunder without altering Lessee's obligations under this Lease. In the event Lessor elects to apply the insurance proceeds to Lessee's obligations for rent hereunder, Lessee's obligation for the rent shall be reduced by the amount of such insurance proceeds, however, Lessee shall be liable for any additional rents due. Such reductions of rents shall be allocated solely to the item or items lost, stolen, damaged or destroyed. Lessee irrevocably appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, checks or drafts received in payment for loss or damage under any insurance policy.

11. LOSS; DAMAGE. Lessee assumes and shall bear the risk of loss and damage to the Equipment from every cause whatsoever, whether or not insured. In the event of any loss or damage to the Equipment, Lessee at the option of Lessor shall: (a) place the same in good repair, conditions and working order; or (b) replace the same with new Equipment; or (c) pay to Lessor the following amount; the greater of (1) the total unpaid rentals for the entire term hereof; (discounted to present value at the rate of six (6) percent per annum) plus Lessor's residual interest in such Equipment (herein agreed to be the greater of the fair market value of the Equipment at the expiration of the lease or twenty (20) percent of the Equipment's original cost to Lessor) plus any amount due Lessor or Lessor's Assignee pursuant to Paragraph 20 thereof or (2) the fair market value of the Equipment immediately prior to the loss or damage. Upon payments pursuant to Subsection (c) herein, together with payment of all other sums owing on said Lease to and including such payment date, Lessor will transfer title to the affected Equipment to Lessee "as is", "where is", "with all faults", and without warranty, express or implied.

12. GENDER; NUMBER, JOINT AND SEVERAL LIABILITY, AUTHORIZATION; ACCEPTANCE; MISCELLANEOUS. Whenever the context of this Lease requires, the masculine gender includes the feminine or neuter and the singular number includes the plural; whenever the word "Lessor" is used herein, it shall include all assignees of Lessor; whenever the word "herein" is used referring to this Lease, it shall include the applicable Schedules hereto. If there is more than one Lessee named in this Lease, the liability of each shall be joint and several. Lessee hereby authorizes Lessor to (i) insert equipment serial numbers and other identification in the equipment description when known and (ii) correct any patent

errors or omissions in this Lease (iii) insert the effective date of this Lease if omitted at the time of execution by Lessee. This Lease is submitted to Lessor for Lessor's acceptance or rejection and constitutes a continuing and irrevocable offer by Lessee to Lessor, and will not become effective and binding upon Lessor until accepted by an officer of Lessor in writing at its office in Morton Grove, Illinois. The individuals executing this Lease on behalf of Lessee personally warrant that they are doing so pursuant to due authorization and that by so executing this Lease Lessee is bound hereby. Time shall be deemed to be of the essence in the handling of all matters pursuant to this Lease.

13. ENTIRE AGREEMENT; NON-WAIVER; NOTICES; SEVERABILITY. This Lease and all attached Schedules, together with any Confidential Lease Proposals executed from time to time by Lessor and Lessee that have yet to be documented in a Lease Schedule and funded, constitute the entire and only understanding between Lessor and Lessee relating to the subject matter hereof. Any representations, promises or conditions not contained in the aforementioned documents or documents executed in connection herewith or therewith shall not be binding unless in writing and signed by duly authorized representatives of each party. No covenant or condition of this Lease can be waived except by the written consent of Lessor. Any notices required to be given hereunder shall be given in writing at the address of each party herein set forth, or to such other addresses as either party may substitute by written notice to the other. Notice shall be deemed given upon the earlier of (a) when received or (b) three days after mailing by certified or registered mail or (c) one day after being sent by reputable overnight courier. Whenever reference is made herein to the Lease it shall be deemed to include any Schedule attached hereto identifying all items of Equipment and the applicable term and rent, all of which constitute one indivisible rental of Equipment to which all the terms and provisions hereof apply. If any provision of this Lease is held invalid, such invalidity shall not affect any other provisions hereof and to this end the provisions of this Lease are declared severable.

14. USE AND RETURN OF EQUIPMENT. The Lessee shall exercise due and proper care in the use, repair, and servicing of the Equipment, and at all times and at its own expense shall keep and maintain the leased property in good working condition, order, and repair. In the event Lessee returns the Equipment in a damaged condition, Lessee shall continue to pay rent until such time as Lessee has placed the Equipment in good and workmanlike condition. Lessor shall have no obligation to repair the Equipment independent of Lessee's obligation to do so. The Lessee shall make no alteration except to enhance/improve the leased property without the written consent of the Lessor. Upon the expiration or termination of this Lease, from any cause, Lessee at its sole expense shall forthwith properly pack and return the Equipment to Lessor, or to such place designated by Lessor within the continental United States, immediately upon the termination or expiration of this Lease, in the same condition as when received by Lessee, reasonable wear and tear alone excepted. If Lessor does not automatically renew the lease pursuant to Paragraph 15 and if after the expiration of ten (10) business days Lessee has not returned the Equipment to Lessor, Lessee shall pay as liquidated damages an amount equal to twice the monthly or other period payment which is due immediately prior to the termination or expiration of the Lease for each month or period, or portion thereof, that Lessee possesses the Equipment until such time as the Equipment has been delivered to and accepted by Lessor. Lessee agrees to pay Lessor a re-stocking fee of five percent (5%) of the original Equipment cost and to provide Lessor with a sworn certificate with respect to the de-installation of the Equipment describing the de-installed Equipment according to quantity, description and serial number and shall certify that you have performed all of your obligations as provided herein; and Lessee further agrees to pay to Lessor such other actual and administrative fees as Lessor may assess for preparation, modifications and termination of the Lease and performing an equipment inspection (if necessary); these obligations shall survive the termination of this Lease. All replacement parts, additions, and accessories incorporated in or affixed to the Equipment after the commencement of this Lease shall become the property of Lessor, and shall be deemed to be included as part of the Equipment described in any Schedule.

15. RENEWAL. AT LEAST ONE HUNDRED TWENTY (120) DAYS, BUT NOT GREATER THAN ONE HUNDRED EIGHTY (180) DAYS, PRIOR TO THE EXPIRATION OF ANY SCHEDULE, LESSEE SHALL NOTIFY LESSOR IN WRITING OF LESSEE'S INTENTION TO TERMINATE SUCH SCHEDULE ("TERMINATION NOTICE"), OR TO PURCHASE THE EQUIPMENT PURSUANT TO ANY END OF TERM OPTION SO GRANTED, IF ANY ("PURCHASE NOTICE"). IF LESSEE FAILS TO NOTIFY LESSOR PURSUANT TO THIS SECTION OR FAILS TO CONSUMMATE ANY END OF TERM OPTION FOR ANY REASON, SUCH TERMINATION OPTION OR END OF TERM OPTION SHALL BE DEEMED NOT TO HAVE BEEN EXERCISED AND THE TERMS OF SUCH SCHEDULE MAY IN LESSOR'S SOLE DISCRETION BE EXTENDED UPON ALL OF THE TERMS AND CONDITIONS AS STATED THEREIN FOR A PERIOD OF ONE YEAR ("RENEWAL TERM") FROM ITS EXPIRATION DATE WITHOUT THE NECESSITY OF THE EXECUTION OF ANY FURTHER INSTRUMENT OR DOCUMENT, AND SAID SCHEDULE MAY, IN LESSOR'S SOLE DISCRETION, BE EXTENDED FROM YEAR TO YEAR THEREAFTER UNDER THE SAME TERMS AND CONDITIONS UNTIL TERMINATED.

16. DEFAULT. Any of the following events or conditions with respect to any Schedule related to this Lease shall constitute an event of default hereunder: (a) Lessee's failure to pay when due any rent or other amount due hereunder; (b) Lessee's or any guarantor's default in performing any other term, covenant or condition hereof or under any other agreement between Lessor and Lessee or any guarantor if such default is not cured within five (5) days after receipt of written notice thereof except as provided in (c) or (d) of this Paragraph 16; (c) seizure of any Equipment under legal

process; (d) Lessee's failure to comply with its obligations under Paragraph 10 or Paragraph 18; (e) the filing by or against Lessee or any guarantor of a petition for reorganization of liquidation under the Bankruptcy Code or any amendment thereto or under any other insolvency law providing for the relief of debtors; (f) the voluntary or involuntary making of an assignment of a substantial portion of its assets by Lessee or any guarantor for the benefit of creditors, appointment of a receiver or trustee for Lessee or any guarantor or for any of Lessee's or any guarantor's assets, institution by or against Lessee or any guarantor of any formal or informal proceeding for dissolution, liquidation, settlement of claims against or winding up of the affairs of Lessee or any guarantor, or the making by Lessee or any guarantor of a transfer of all or a material portion of Lessee's or any guarantor's assets or inventory not in the ordinary course of business; (g) the conditions of Lessee's, or guarantor's affairs shall so change as to, in Lessor's opinion, impair the safety of any Equipment or increase Lessor's credit risk; (h) any representation or warranty of Lessee or any guarantors in this Lease Agreement or in any document executed by Lessee or any guarantor in connection herewith shall prove to be untrue in any material respect when made; (i) Lessee shall merge, consolidate with or into another entity or convey, transfer, lease or otherwise dispose of (in one or a series of transactions) all or substantially all its assets (whether now owned or hereafter acquired); (j) any guaranty shall be repudiated or cease to be enforceable in accordance with its terms.

17. REMEDIES. Upon default as to this Lease or as to any Schedule, Lessor shall have the right to exercise any one or more of the following remedies as Lessor in its sole discretion shall elect; (a) upon written notice to Lessee terminate or cancel this Lease and Lessee's rights hereunder; (b) declare all sums due and to become due hereunder immediately due and payable; (c) without terminating the Lease, require Lessee to promptly deliver the Equipment in the manner specified in Paragraph 14 hereof; (d) without terminating the Lease, to directly or by its agent, and without notice or liability or legal process enter upon any premises where any Equipment may be located, take possession of such Equipment, and either store it on said premises without charge or remove same, all without liability to Lessor or its agents for such entry, or for damage to property or otherwise (LESSEE HEREBY VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY WAIVES ITS RIGHTS TO NOTICE, LEGAL PROCESS, PRIOR JUDICIAL HEARING AND DAMAGE FOR TRESPASS); (e) without terminating the Lease, sell any or all of the Equipment at public or private sale, with or without notice to Lessee or advertisement, or otherwise dispose of, hold, use, operate, lease to others or keep idle such Equipment all free and clear of any rights of Lessee and without any duty to account to Lessee for such action, Lessor shall apply the net proceeds of such sale or release of the Equipment to Lessee's obligations hereunder corresponding to the date of default, after deducting from such proceeds all costs and expenses of repossession and disposition, and reasonable attorneys' fees; (f) exercise any other rights or remedy which may be available to it in law or in equity; and (g) rescind any purchase option previously granted to Lessee. Lessee shall promptly pay any resulting deficiency; together with interest at the highest rate provided by law (and if there is no legal limit, then one and one-half (1.5) percent per month), and Lessor's reasonable attorneys' fees if legal action or services are required to collect such deficiency. If Lessor is unable to repossess the Equipment for any reason, the Equipment shall be deemed a total loss and Lessee shall pay to Lessor the amount due pursuant to Paragraph 11(c). No termination, repossession or other act by Lessor after default shall relieve Lessee from any of its obligations hereunder unless Lessor releases Lessee in writing. In addition to all other charges hereunder, Lessee shall pay to Lessor on demand all fees, costs and expenses incurred by Lessor as a result of such default, including without limitation, reasonable attorneys', appraisers', and brokers' fees and expenses and costs of removal, storage, transportation, insurance and disposition of the Equipment (except to the extent deducted as aforesaid) and of enforcement of any of Lessor's rights pursuant to any of the instruments given as security herefor as set forth in any Schedule. In the event that any court of competent jurisdiction determines that any provision of this Paragraph 17 is invalid or unenforceable in whole or in part such determination shall not prohibit Lessor from establishing its damages sustained as a result of any breach of this Lease in any action or proceeding in which Lessor seeks to recover such damages. TO THE EXTENT PERMITTED BY LAW, LESSEE HEREBY WAIVES TRIAL BY JURY AND ANY RIGHT OF SET-OFF OR COUNTERCLAIM IN ANY ACTION BETWEEN LESSOR AND LESSEE. The remedies provided herein in favor of Lessor shall not be exclusive, but shall be cumulative and in addition to all other remedies at law or in equity, any one or more of which may be exercised simultaneously or successively. The remedies contained herein expressly include, without limitation, the right of Lessor to recover payment of Lessee's obligations hereunder as of the date of default.

18. LATE CHARGES COLLECTION FEES AND ATTORNEYS' FEES. If any part of any sum owed to Lessor is not received by Lessor when due, then Lessee agrees to pay Lessor (a) a late charge of three (3) percent of the delinquent Lease Rental Payment; (b) an interest charge of one and one-half (1.5) percent of the amount outstanding per month for every month after the first month which the sum remains unpaid; (c) a returned check for non-sufficient funds charge of fifty dollars ($50) or actual bank charges whichever are greater. No interest charged under the Lease or any Schedule shall exceed the maximum rate permitted by law. Lessee and Guarantor agree to pay Lessor's reasonable attorneys' fees as damages and costs in all proceedings instituted by Lessor to interpret and enforce the terms of this Lease.

19. INDEMNITY. Lessee does hereby assume liability for and does agree to indemnify, protect, save and keep harmless Lessor and Lessor's Assignee from and against any and all liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including court costs and legal expenses, of any kind and nature, imposed on, incurred by or asserted against Lessor (whether or not also indemnified against by any other person) in any way relating to or arising out of this Lease or the manufacture, purchase, ownership, delivery, rental, possession, use, operation,

condition, return or other disposition of the Equipment by Lessor or Lessee, including without limitation, any claim alleging latent or other defects, whether or not discoverable by Lessor or Lessee, any claim for patent, trademark or copyright infringement; any claim arising out of strict liability in tort; and any taxes for which Lessee is responsible pursuant to this Lease.

20. ASSIGNMENT. WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, LESSEE SHALL NOT ASSIGN, TRANSFER PLEDGE OR HYPOTHECATE THIS LEASE, ANY EQUIPMENT OR ANY INTEREST IN THIS LEASE; OR IN AND TO THE EQUIPMENT OR PERMIT ITS RIGHTS UNDER THIS LEASE TO BE SUBJECT TO ANY LIEN, CHARGE OR ENCUMBRANCE OF ANY NATURE. LESSEE'S INTEREST HEREIN IS NOT ASSIGNABLE AND SHALL NOT BE ASSIGNED OR TRANSFERRED BY OPERATION OF LAW. Lessor shall have the right to assign this Lease, its interest in any Equipment or any part thereof or any interest therein or proceeds due it pursuant to an end of term option or agreement, if any. Lessee agrees to execute such instruments and documents and take such other actions as Lessor may require to carry out the purpose and interest of this Paragraph 20. If Lessor assigns the rents reserved herein or all or any of the Lessor's other rights or interests hereunder, or amounts equal thereto, the right of the assignee to receive the rentals as well as any other rights of the assignee shall not be subject to any defense, set-off, counterclaim or recoupment which may arise out of any breach or obligation of Lessor or by reason of any other indebtedness or liability at any time owing by Lessor to Lessee. All rentals due hereunder shall be payable to assignee by Lessee whether or not this Lease is terminated by operation of law or otherwise including without limitation, termination arising out of bankruptcy, reorganization or similar proceedings involving Lessor. Upon receipt of notification of such assignment, Lessee, subject to its rights hereunder, shall become the pledgeholder of the Equipment for and on behalf of the assignee and will relinquish possession thereof only to the assignee or pursuant to its written order. Lessee, on receiving notice of any such assignment, shall abide thereby and make payments as may therein be directed. Following such assignments, the term "Lessor" shall be deemed to include or refer to Lessor's assignee, provided that no such assignee shall be deemed to assume any obligation or duty imposed upon Lessor hereunder and Lessee shall look only to Lessor for performance thereof. All rights and remedies of Lessor hereunder shall accrue to and be enforceable by any assignee of Lessor in its own name. Lessee acknowledges and confirms that in the event of an assignment, said assignment will not materially increase Lessee's risks or burdens pursuant to UCC2A-303(3).

21. DEPRECIATION INDEMNITY. (PARAGRAPH 21 DOES NOT APPLY IF LESSOR HAS AGREED IN WRITING TO PASS THE DEPRECIATION DEDUCTIONS TO LESSEE). If, as to any Equipment, under any circumstances and for any reason whatsoever, except through the fault of the Lessor, Lessor or Lessor's transferee (in the event Lessor transfers its right, to claim depreciation) shall lose or shall not have the right to claim, or there shall be disallowed or recaptured (collectively a "Loss") any portion of the claimed depreciation deductions for such Equipment, based on the cost thereof, Lessee agrees to pay Lessor upon demand an amount which, in the reasonable opinion of the Lessor, will cause Lessor or Lessor's transferee, after tax net yield in respect of such equipment to equal the net yield that Lessor or its transferee would have received, if Lessor or its transferee had not suffered such loss.

22. LESSOR'S RIGHT TO TERMINATE. Without limiting the rights of Lessor to terminate any Schedule in the event of a default by Lessee, Lessor, at its sole election, shall at any time prior to acceptance of any Equipment have the right to terminate this Lease with respect to such Equipment if (a) there shall occur a material adverse change in Lessee's or any Guarantor's financial position or credit standing, or (b) any condition of Lessor's obligation to lease such Equipment set forth herein or in any other agreement between Lessor and Lessee shall not be fulfilled within the time specified, or (c) if at any time prior to delivery of the Equipment more than sixty (60) days shall elapse between the date of execution of the Lease or Schedule describing such Equipment and the date of delivery of the Equipment to Lessee and if during such period there shall be a general increase in the prevailing cost of borrowed money; provided, however, that Lessor shall not so have the right to terminate this Lease with respect to such Equipment if Lessee shall then agree to amend this Lease and any other documents securing this Lease to provide for any increase in rental satisfactory to Lessor which takes into account in rental or rate factor said increase in the prevailing cost of borrowed money. Upon any termination by Lessor pursuant to this Paragraph 22, Lessee shall forthwith reimburse Lessor for sums paid by Lessor with respect to such Equipment and pay Lessor all other sums then due hereunder; whereupon if Lessee is not then in default and shall have then fully performed all of its obligations hereunder, Lessor will, upon request of Lessee transfer to Lessee without warranty or recourse any rights that Lessor may then have with respect to such Equipment.

23. LESSEE'S WARRANTIES. Lessee warrants to Lessor that (a) if Lessee is a corporation or partnership, Lessee is and shall at all times hereafter be duly organized and existing in good standing under the laws of the State of its incorporation or organization and has duly authorized the execution and performance of this Lease; (b) this Lease has been duly and validly executed and delivered by Lessee and constitutes and will constitute the valid and binding obligation of Lessee, enforceable in accordance with its terms; (c) the execution and performance of this Lease by Lessee will not violate any law or other governmental requirement or, if Lessee is a corporation, Lessee's corporate charter or by-laws; nor will it constitute a default under any agreement to which Lessee is now or hereafter a party; (d) all financial statements and information which have been or may hereafter be submitted to Lessor relating to Lessee or any Guarantor have been and will be prepared in accordance with generally accepted accounting principles; (e) there has been no material adverse change in the financial condition of Lessee or the Guarantor since the last submission of such financial information to

Lessor; and (f) the Equipment is being leased by Lessee solely for business or commercial purposes. Lessee agrees to deliver to Lessor at any time or times hereafter such documents including, without limitation, and certified resolutions, as Lessor may reasonably request to demonstrate Lessee's compliance with the foregoing. Each of the above warranties shall be continuing and shall be deemed remade concurrently with the execution by Lessee of each Schedule, if any.

24. SURVIVAL. Lessee's indemnities (including, without limitation, under Paragraph 19 and Paragraph 21 hereof), representations, and warranties shall survive the expiration or other termination of this Lease.

25. CHOICE OF LAW. This Lease, except for local filing requirements, shall be governed by Illinois law and shall be deemed to have been made in Morton Grove, Illinois. Lessee does hereby submit to the jurisdiction of any courts (Federal, State or local) which have situs within the State of Illinois with respect to any dispute, claim or suit arising out of or relating to this Lease or Lessee's obligations hereunder. In the event this Lease or any portion thereof is assigned by Lessor, at the option of such assignee, this Lease shall be governed by the laws of the state where assignee maintains its principal place of business.

26. ARTICLE 2A. Lessor and Lessee agree that if Article 2A - Leases of the Uniform Commercial Code ("Code") governs the terms of this Lease, then this Lease will be deemed a "finance lease". By executing this Lease, Lessee acknowledges that (a) Lessor has advised Lessee of (i) the identity of the Supplier of the Equipment, (ii) that Lessee may have rights under the "supply contract" as defined in the Code, pursuant to which Lessor is purchasing the Equipment, and (iii) that Lessee may contact the Supplier for a description of any such rights. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE BY THE CODE, INCLUDING SECTIONS 2A-508 THROUGH 522 THEREOF. To the extent that any provisions of this Lease are inconsistent with the provisions of Article 2A of the Uniform Commercial Code the parties agree that, to the extent permitted by such Article 2A, the terms of this Lease shall control.

27. DEFINITIONS. For purposes of this Lease and any Schedule:
"LEASE COMMENCEMENT DATE" means the date Lessee accepts the Equipment as evidenced by Lessee executing a Certificate of Acceptance;
"LEASE RENTAL PAYMENT" means the periodic payments due under the Lease or any Schedule;
"LESSOR'S CAPITALIZED COST" means the sum of the purchase price of the Equipment, sales and/or use tax if applicable, installation costs, delivery costs, and the buy-out of a prior lease if applicable; and
"MONTHLY LEASE FACTOR" means the monthly Lease Rental Payment (or equivalent if the Lease Rental Payment is not a monthly payment) divided by the Lessor's Capitalized Cost.

THIS LEASE IS SUBJECT TO THE TERMS AND CONDITIONS PRINTED ABOVE WHICH ARE MADE A PART HEREOF AND WHICH LESSEE ACKNOWLEDGES IT HAS READ AND FULLY UNDERSTANDS.
IN WITNESS WHEREOF

Lessee has executed this Lease as of this 7 day of May, 2004.
The party below executed this lease as Lessee hereunder:
LESSEE: **Composite Technology Corporation**
Authorized Signature X: [signature]
Name: Benton H. Wilcoxon Title: CEO

Accepted at Morton Grove, Illinois the ___ day of May, 2004.
LESSOR: **IFC CREDIT CORPORATION**
Authorized Signature X: W. B. Wheatley
Name:

Version 2.0
8/03 - Venture

W.B. Wheatley
Chief Financial Officer

CERTIFICATE OF INCUMBENCY

I Benton H Wilcoxon HEREBY CERTIFY that I am the duly elected, qualified and presently serving Secretary of Composite Technology Corporation (the "Company"). I further certify that each of the persons listed below holds the office set forth below such person's name and that the signature appearing above the name of such person is the genuine signature of such person. Such person has the power and authority to execute any and all documents on behalf of the Company and to bind the Company to perform in accordance with the terms thereof.

[signature] Signature	Signature
Benton H. Wilcoxon Name	Name
CEO Title	Title
Signature	Signature
Name	Name
Title	Title

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company as of this 7th day of May, 2004.

LESSEE:

Corporate Seal

Composite Technology Corporation

[signature]
Signature

Secretary

CORPORATE LEASING RESOLUTION

State of California
County of Orange] SS

I, Benton H Wilcoxon, do hereby certify: (i) that I am the elected and qualified Secretary of Composite Technology Corporation, a Nevada corporation (the "Corporation"); (ii) that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation at a meeting of said Board Of Directors convened and held in accordance with the by-laws of the Corporation on the 6th day of May 2004, and; (iii) that said resolutions are now in full force and effect:

> "**Resolved:** That the President, Vice-President, or other officer of this Corporation is hereby authorized and directed to negotiate, execute, and deliver on behalf of this Corporation lease agreements with IFC Credit Corporation, whereby this Corporation from time to time will lease personal property on terms and conditions which shall be determined by said officer to be advisable and in the best interests of this Corporation, and the execution of such lease agreements by said officer shall be conclusive evidence of his approval thereof.
>
> "**Be It Further Resolved:** That the Secretary is authorized to furnish to IFC Credit Corporation a certified copy of these resolutions."

The board hereby ratifies and confirms any and all actions previously taken by the Corporation or any officer of the Corporation in connection with the transaction subject to these resolutions, including without limitation that certain lease and any and all documents delivered in connection therewith.

In Witness Whereof, I have affixed my name as Secretary of the Corporation on this 5th day of May, 2004.

Corporate Seal

Composite Technology Corporation

Signature

Secretary

FIRST AMENDMENT TO LEASE SCHEDULE NO. 001

This First Amendment is made on this 5th day of May, 2004 to that certain Master Lease Agreement No. 801036 dated May 5, 2004 (the "Agreement") as it pertains to Lease Schedule No. 001 dated May 5, 2004 (the "Lease Schedule") between the undersigned parties.

Whereas, the parties hereto desire to amend certain of the terms of the Lease Schedule as hereinafter provided:

Now Therefore, in consideration of the premises and the mutual obligations hereinafter contained, and for other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1. So long as no Event of Default shall have occurred and be continuing and the Lease Schedule has not been earlier terminated, Lessee, upon giving Purchase Notice to Lessor at least one hundred twenty (120), but not greater than one hundred eighty (180) days, prior to the expiration of the Lease Schedule, may purchase all, but not less than all, of the Equipment subject to said Lease Schedule at the expiration of the Initial Term or any Renewal Term on an "as is," "where is" basis for cash equal to (a) the greater of (i) the Fair Market Value of the Equipment (hereinafter defined) as of the end of the Initial Term, or (ii) ten percent (10%) of Lessor's Capitalized Cost, plus (b) all applicable sales, use, property or excise taxes on or measured by such sale and any other expenses of transfer (collectively, the "Purchase Price"). Lessee's payment to Lessor of the Purchase Price as determined above shall be due Lessor no later than the expiration date of the Initial Term or any Renewal Term, or Lessee shall be deemed to have waived its option to purchase the Equipment.

2. Once the Lessor has been given a Termination Notice, then the term of the Lease Schedule applicable to the Equipment shall automatically and without further action on the part of Lessor or Lessee be extended for an additional consecutive term of twelve (12) months (the "Extended Term") at the initial monthly rental payment (the "Extended Term Rental"), with each Extended Term Rental being due and payable on the first day of each month of the Extended Term. At the expiration of the Extended Term, the Lessee will have the option to purchase all but not less than all of the Equipment for Fair Market Value, or re-lease for Fair Rental Value, or return the Equipment to Lessor.

3. For purposes of the Agreement, "Fair Market Value" shall mean the price which a willing buyer (who is neither a lessee in possession nor a used equipment dealer) would pay for the Equipment in an arm's-length transaction to a willing seller under no compulsion to sell, provided, however, that in such determination: (a) the Equipment shall be assumed to be in the condition in which it is required to be maintained and returned under the Agreement; (b) in the case of any installed Equipment, such Equipment shall be valued on an installed basis; and (c) costs of removal from its current location shall not be a deduction from such valuation. If Lessor and Lessee are unable to agree on the Fair Market Value within fifteen days after Lessee has given Purchase Notice to Lessor, then Lessor shall appoint an independent appraiser to determine Fair Market Value, and such appraisal value shall be final, binding and conclusive in determining the Fair Market Value of the Equipment. Lessee shall bear all costs associated with any such appraisal. Lessee shall be deemed to have waived its option to purchase the Equipment unless it provides Lessor with written notice of its irrevocable election to exercise the same within fifteen days after Fair Market Value is determined (by agreement or appraisal).

4. All capitalized terms not defined herein shall have the meanings set forth in the Agreement. The Agreement and the Lease Schedule, as amended hereby, shall remain in full force and effect, and are in all respects hereby ratified and affirmed. In the event of any conflict between the Agreement, the Lease Schedule, and this First Amendment to Lease Schedule, the First Amendment to Lease Schedule shall govern. The notices to Lessor relative to Lessee's exercise of any purchase option should be sent via certified mail to: IFC Credit Corporation, 8700 North Waukegan Road, Suite 100, Morton Grove, IL 60053, Attention: Manager, Lease Terminations.

In Witness Whereof, the parties hereto have caused this amendment to be executed by their duly authorized officers as of the day and year first above written.

LESSOR:	**LESSEE:**
IFC CREDIT CORPORATION	COMPOSITE TECHNOLOGY CORPORATION
______________________	By: [signature]
Authorized Signer	Authorized Signature
	Benton H. Wilcoxon, CEO
	Name/Title

FIRST AMENDMENT TO LEASE SCHEDULE NO. 002

This First Amendment is made on this 5th day of May, 2004 to that certain Master Lease Agreement No. 801036 dated May 5, 2004 (the "Agreement") as it pertains to Lease Schedule No. 002 dated May 5, 2004 (the "Lease Schedule") between the undersigned parties.

Whereas, the parties hereto desire to amend certain of the terms of the Lease Schedule as hereinafter provided:

Now Therefore, in consideration of the premises and the mutual obligations hereinafter contained, and for other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1. So long as no Event of Default shall have occurred and be continuing and the Lease Schedule has not been earlier terminated, Lessee, upon giving Purchase Notice to Lessor at least one hundred twenty (120), but not greater than one hundred eighty (180) days, prior to the expiration of the Lease Schedule, may purchase all, but not less than all, of the Equipment subject to said Lease Schedule at the expiration of the Initial Term or any Renewal Term on an "as is," "where is" basis for cash equal to (a) the greater of (i) the Fair Market Value of the Equipment (hereinafter defined) as of the end of the Initial Term, or (ii) ten percent (10%) of Lessor's Capitalized Cost, plus (b) all applicable sales, use, property or excise taxes on or measured by such sale and any other expenses of transfer (collectively, the "Purchase Price"). Lessee's payment to Lessor of the Purchase Price as determined above shall be due Lessor no later than the expiration date of the Initial Term or any Renewal Term, or Lessee shall be deemed to have waived its option to purchase the Equipment.

2. Once the Lessor has been given a Termination Notice, then the term of the Lease Schedule applicable to the Equipment shall automatically and without further action on the part of Lessor or Lessee be extended for an additional consecutive term of twelve (12) months (the "Extended Term") at the initial monthly rental payment (the "Extended Term Rental"), with each Extended Term Rental being due and payable on the first day of each month of the Extended Term. At the expiration of the Extended Term, the Lessee will have the option to purchase all but not less than all of the Equipment for Fair Market Value, or re-lease for Fair Rental Value, or return the Equipment to Lessor.

3. For purposes of the Agreement, "Fair Market Value" shall mean the price which a willing buyer (who is neither a lessee in possession nor a used equipment dealer) would pay for the Equipment in an arm's-length transaction to a willing seller under no compulsion to sell, provided, however, that in such determination: (a) the Equipment shall be assumed to be in the condition in which it is required to be maintained and returned under the Agreement; (b) in the case of any installed Equipment, such Equipment shall be valued on an installed basis; and (c) costs of removal from its current location shall not be a deduction from such valuation. If Lessor and Lessee are unable to agree on the Fair Market Value within fifteen days after Lessee has given Purchase Notice to Lessor, then Lessor shall appoint an independent appraiser to determine Fair Market Value, and such appraisal value shall be final, binding and conclusive in determining the Fair Market Value of the Equipment. Lessee shall bear all costs associated with any such appraisal. Lessee shall be deemed to have waived its option to purchase the Equipment unless it provides Lessor with written notice of its irrevocable election to exercise the same within fifteen days after Fair Market Value is determined (by agreement or appraisal).

4. All capitalized terms not defined herein shall have the meanings set forth in the Agreement. The Agreement and the Lease Schedule, as amended hereby, shall remain in full force and effect, and are in all respects hereby ratified and affirmed. In the event of any conflict between the Agreement, the Lease Schedule, and this First Amendment to Lease Schedule, the First Amendment to Lease Schedule shall govern. The notices to Lessor relative to Lessee's exercise of any purchase option should be sent via certified mail to: IFC Credit Corporation, 8700 North Waukegan Road, Suite 100, Morton Grove, IL 60053, Attention: Manager, Lease Terminations.

In Witness Whereof, the parties hereto have caused this amendment to be executed by their duly authorized officers as of the day and year first above written.

LESSOR:	LESSEE:
IFC CREDIT CORPORATION	COMPOSITE TECHNOLOGY CORPORATION
______________________	By: [signature] ______________________
Authorized Signer	Authorized Signature
	Benton H. Wilcoxon, CEO
	Name/Title

FIRST AMENDMENT TO LEASE SCHEDULE NO. 003

This First Amendment is made on this 5th day of May, 2004 to that certain Master Lease Agreement No. 801036 dated May 5, 2004 (the "Agreement") as it pertains to Lease Schedule No. 003 dated May 5, 2004 (the "Lease Schedule") between the undersigned parties.

Whereas, the parties hereto desire to amend certain of the terms of the Lease Schedule as hereinafter provided:

Now Therefore, in consideration of the premises and the mutual obligations hereinafter contained, and for other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1. So long as no Event of Default shall have occurred and be continuing and the Lease Schedule has not been earlier terminated, Lessee, upon giving Purchase Notice to Lessor at least one hundred twenty (120), but not greater than one hundred eighty (180) days, prior to the expiration of the Lease Schedule, may purchase all, but not less than all, of the Equipment subject to said Lease Schedule at the expiration of the Initial Term or any Renewal Term on an "as is," "where is" basis for cash equal to (a) the greater of (i) the Fair Market Value of the Equipment (hereinafter defined) as of the end of the Initial Term, or (ii) ten percent (10%) of Lessor's Capitalized Cost, plus (b) all applicable sales, use, property or excise taxes on or measured by such sale and any other expenses of transfer (collectively, the "Purchase Price"). Lessee's payment to Lessor of the Purchase Price as determined above shall be due Lessor no later than the expiration date of the Initial Term or any Renewal Term, or Lessee shall be deemed to have waived its option to purchase the Equipment.

2. Once the Lessor has been given a Termination Notice, then the term of the Lease Schedule applicable to the Equipment shall automatically and without further action on the part of Lessor or Lessee be extended for an additional consecutive term of twelve (12) months (the "Extended Term") at the initial monthly rental payment (the "Extended Term Rental"), with each Extended Term Rental being due and payable on the first day of each month of the Extended Term. At the expiration of the Extended Term, the Lessee will have the option to purchase all but not less than all of the Equipment for Fair Market Value, or re-lease for Fair Rental Value, or return the Equipment to Lessor.

3. For purposes of the Agreement, "Fair Market Value" shall mean the price which a willing buyer (who is neither a lessee in possession nor a used equipment dealer) would pay for the Equipment in an arm's-length transaction to a willing seller under no compulsion to sell, provided, however, that in such determination: (a) the Equipment shall be assumed to be in the condition in which it is required to be maintained and returned under the Agreement; (b) in the case of any installed Equipment, such Equipment shall be valued on an installed basis; and (c) costs of removal from its current location shall not be a deduction from such valuation. If Lessor and Lessee are unable to agree on the Fair Market Value within fifteen days after Lessee has given Purchase Notice to Lessor, then Lessor shall appoint an independent appraiser to determine Fair Market Value, and such appraisal value shall be final, binding and conclusive in determining the Fair Market Value of the Equipment. Lessee shall bear all costs associated with any such appraisal. Lessee shall be deemed to have waived its option to purchase the Equipment unless it provides Lessor with written notice of its irrevocable election to exercise the same within fifteen days after Fair Market Value is determined (by agreement or appraisal).

4. All capitalized terms not defined herein shall have the meanings set forth in the Agreement. The Agreement and the Lease Schedule, as amended hereby, shall remain in full force and effect, and are in all respects hereby ratified and affirmed. In the event of any conflict between the Agreement, the Lease Schedule, and this First Amendment to Lease Schedule, the First Amendment to Lease Schedule shall govern. The notices to Lessor relative to Lessee's exercise of any purchase option should be sent via certified mail to: IFC Credit Corporation, 8700 North Waukegan Road, Suite 100, Morton Grove, IL 60053, Attention: Manager, Lease Terminations.

In Witness Whereof, the parties hereto have caused this amendment to be executed by their duly authorized officers as of the day and year first above written.

LESSOR:	**LESSEE:**
IFC CREDIT CORPORATION	COMPOSITE TECHNOLOGY CORPORATION
______________________	By: ______________________
Authorized Signer	Authorized Signature
	Benton H. Wilcoxon, CEO
	Name/Title

FIRST AMENDMENT TO LEASE SCHEDULE NO. 004

This First Amendment is made on this 5th day of May, 2004 to that certain Master Lease Agreement No. 801036 dated May 5, 2004 (the "Agreement") as it pertains to Lease Schedule No. 004 dated May 5, 2004 (the "Lease Schedule") between the undersigned parties.

Whereas, the parties hereto desire to amend certain of the terms of the Lease Schedule as hereinafter provided:

Now Therefore, in consideration of the premises and the mutual obligations hereinafter contained, and for other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1. So long as no Event of Default shall have occurred and be continuing and the Lease Schedule has not been earlier terminated, Lessee, upon giving Purchase Notice to Lessor at least one hundred twenty (120), but not greater than one hundred eighty (180) days, prior to the expiration of the Lease Schedule, may purchase all, but not less than all, of the Equipment subject to said Lease Schedule at the expiration of the Initial Term or any Renewal Term on an "as is," "where is" basis for cash equal to (a) the greater of (i) the Fair Market Value of the Equipment (hereinafter defined) as of the end of the Initial Term, or (ii) ten percent (10%) of Lessor's Capitalized Cost, plus (b) all applicable sales, use, property or excise taxes on or measured by such sale and any other expenses of transfer (collectively, the "Purchase Price"). Lessee's payment to Lessor of the Purchase Price as determined above shall be due Lessor no later than the expiration date of the Initial Term or any Renewal Term, or Lessee shall be deemed to have waived its option to purchase the Equipment.

2. Once the Lessor has been given a Termination Notice, then the term of the Lease Schedule applicable to the Equipment shall automatically and without further action on the part of Lessor or Lessee be extended for an additional consecutive term of twelve (12) months (the "Extended Term") at the initial monthly rental payment (the "Extended Term Rental"), with each Extended Term Rental being due and payable on the first day of each month of the Extended Term. At the expiration of the Extended Term, the Lessee will have the option to purchase all but not less than all of the Equipment for Fair Market Value, or re-lease for Fair Rental Value, or return the Equipment to Lessor.

3. For purposes of the Agreement, "Fair Market Value" shall mean the price which a willing buyer (who is neither a lessee in possession nor a used equipment dealer) would pay for the Equipment in an arm's-length transaction to a willing seller under no compulsion to sell, provided, however, that in such determination: (a) the Equipment shall be assumed to be in the condition in which it is required to be maintained and returned under the Agreement; (b) in the case of any installed Equipment, such Equipment shall be valued on an installed basis; and (c) costs of removal from its current location shall not be a deduction from such valuation. If Lessor and Lessee are unable to agree on the Fair Market Value within fifteen days after Lessee has given Purchase Notice to Lessor, then Lessor shall appoint an independent appraiser to determine Fair Market Value, and such appraisal value shall be final, binding and conclusive in determining the Fair Market Value of the Equipment. Lessee shall bear all costs associated with any such appraisal. Lessee shall be deemed to have waived its option to purchase the Equipment unless it provides Lessor with written notice of its irrevocable election to exercise the same within fifteen days after Fair Market Value is determined (by agreement or appraisal).

4. All capitalized terms not defined herein shall have the meanings set forth in the Agreement. The Agreement and the Lease Schedule, as amended hereby, shall remain in full force and effect, and are in all respects hereby ratified and affirmed. In the event of any conflict between the Agreement, the Lease Schedule, and this First Amendment to Lease Schedule, the First Amendment to Lease Schedule shall govern. The notices to Lessor relative to Lessee's exercise of any purchase option should be sent via certified mail to: IFC Credit Corporation, 8700 North Waukegan Road, Suite 100, Morton Grove, IL 60053, Attention: Manager, Lease Terminations.

In Witness Whereof, the parties hereto have caused this amendment to be executed by their duly authorized officers as of the day and year first above written.

LESSOR:	LESSEE:
IFC CREDIT CORPORATION	COMPOSITE TECHNOLOGY CORPORATION
______________________	By: ______________________
Authorized Signer	Authorized Signature
	Benton H. Wilcoxon, CEO
	Name/Title

FIRST AMENDMENT TO LEASE SCHEDULE NO. 005

This First Amendment is made on this 7th day of May, 2004 to that certain Master Lease Agreement No. 801036 dated May 7, 2004 (the "Agreement") as it pertains to Lease Schedule No. 005 dated May ____, 2004 (the "Lease Schedule") between the undersigned parties.

Whereas, the parties hereto desire to amend certain of the terms of the Lease Schedule as hereinafter provided:

Now Therefore, in consideration of the premises and the mutual obligations hereinafter contained, and for other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1. So long as no Event of Default shall have occurred and be continuing and the Lease Schedule has not been earlier terminated, Lessee, upon giving Purchase Notice to Lessor at least one hundred twenty (120), but not greater than one hundred eighty (180) days, prior to the expiration of the Lease Schedule, may purchase all, but not less than all, of the Equipment subject to said Lease Schedule at the expiration of the Initial Term or any Renewal Term on an "as is," "where is" basis for cash equal to (a) the greater of (i) the Fair Market Value of the Equipment (hereinafter defined) as of the end of the Initial Term, or (ii) ten percent (10%) of Lessor's Capitalized Cost, plus (b) all applicable sales, use, property or excise taxes on or measured by such sale and any other expenses of transfer (collectively, the "Purchase Price"). Lessee's payment to Lessor of the Purchase Price as determined above shall be due Lessor no later than the expiration date of the Initial Term or any Renewal Term, or Lessee shall be deemed to have waived its option to purchase the Equipment.

2. Once the Lessor has been given a Termination Notice, then the term of the Lease Schedule applicable to the Equipment shall automatically and without further action on the part of Lessor or Lessee be extended for an additional consecutive term of twelve (12) months (the "Extended Term") at the initial monthly rental payment (the "Extended Term Rental"), with each Extended Term Rental being due and payable on the first day of each month of the Extended Term. At the expiration of the Extended Term, the Lessee will have the option to purchase all but not less than all of the Equipment for Fair Market Value, or re-lease for Fair Rental Value, or return the Equipment to Lessor.

3. For purposes of the Agreement, "Fair Market Value" shall mean the price which a willing buyer (who is neither a lessee in possession nor a used equipment dealer) would pay for the Equipment in an arm's-length transaction to a willing seller under no compulsion to sell, provided, however, that in such determination: (a) the Equipment shall be assumed to be in the condition in which it is required to be maintained and returned under the Agreement; (b) in the case of any installed Equipment, such Equipment shall be valued on an installed basis; and (c) costs of removal from its current location shall not be a deduction from such valuation. If Lessor and Lessee are unable to agree on the Fair Market Value within fifteen days after Lessee has given Purchase Notice to Lessor, then Lessor shall appoint an independent appraiser to determine Fair Market Value, and such appraisal value shall be final, binding and conclusive in determining the Fair Market Value of the Equipment. Lessee shall bear all costs associated with any such appraisal. Lessee shall be deemed to have waived its option to purchase the Equipment unless it provides Lessor with written notice of its irrevocable election to exercise the same within fifteen days after Fair Market Value is determined (by agreement or appraisal).

4. All capitalized terms not defined herein shall have the meanings set forth in the Agreement. The Agreement and the Lease Schedule, as amended hereby, shall remain in full force and effect, and are in all respects hereby ratified and affirmed. In the event of any conflict between the Agreement, the Lease Schedule, and this First Amendment to Lease Schedule, the First Amendment to Lease Schedule shall govern. The notices to Lessor relative to Lessee's exercise of any purchase option should be sent via certified mail to: IFC Credit Corporation, 8700 North Waukegan Road, Suite 100, Morton Grove, IL 60053, Attention: Manager, Lease Terminations.

In Witness Whereof, the parties hereto have caused this amendment to be executed by their duly authorized officers as of the day and year first above written.

LESSOR:	LESSEE:
IFC CREDIT CORPORATION	COMPOSITE TECHNOLOGY CORPORATION
______________________	By: [signature]
Authorized Signer	Authorized Signature
	Benton H. Wilcoxon, CEO
	Name/Title

GUARANTY

RE: Master Lease Agreement No. 801036 dated the 7 day of May, 2004
(as amended, modified or supplemented from time to time, the "Lease")
between IFC Credit Corporation ("Lessor") and
Composite Technology Corporation ("Lessee")

In order to induce Lessor to enter into the Lease with Lessee and for Lessor to enter into such additional lease transaction(s) with Lessee as Lessor, in its sole discretion, may now or from time to time hereinafter deem advisable, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned (hereinafter called "Guarantor", who, if two or more in number, shall be jointly and severally bound hereby) guarantees absolutely, continually, unconditionally and without limitation to Lessor, its successors and assigns, the full, prompt and unconditional payment when due whether upon the due date or earlier by reason of acceleration or otherwise, and at all times thereafter, of all the indebtedness, liabilities and obligations (including, without limitation, any and all indemnification obligations) of Lessee to Lessor, its successors and assigns, hereafter existing, due or to become due, under the Lease, or any other lease or lease schedule now or hereafter made between Lessor and Lessee (including any and all existing leases and lease schedules made between Lessor and Lessee before the date hereof) (collectively, the "Liabilities"). Notwithstanding the foregoing, this Guaranty shall be limited to Fifty Thousand Dollars ($50,000.00) following Lessee's successful completion of Five Million Dollars ($5,000,000.00) of additional financing after the date hereof. Furthermore, once Lessee has completed three (3) consecutive months of positive income, which shall be defined as net income as defined by GAAP, minus any extraordinary income, the remaining Fifty Thousand Dollars ($50,000.00) will be eliminated and this Guaranty shall be terminated.

Guarantor expressly agrees that the validity of this Guaranty and the enforceability of the obligations of Guarantor hereunder shall in no way be terminated, affected, or impaired by reason of the granting by Lessor of any indulgence to Lessee with respect to the Liabilities or by reason of the assertion by Lessor against Lessee of any of the rights or remedies reserved to Lessor pursuant to the provisions of the Lease or any lease schedule thereunder, by operation of law or otherwise, Guarantor hereby waiving all suretyship defenses, and any circumstance whatsoever which might constitute a legal or equitable discharge or defense of Guarantor. Guarantor authorizes Lessor, from time to time, to change any of the terms, conditions, covenants or provisions of any instrument evidencing the Liabilities and/or to amend, modify, extend, change or supplement any instrument evidencing the Liabilities. Guarantor covenants and agrees that this Guaranty shall remain and continue in full force and effect as to any amendment, renewal, modification, or extension of the Liabilities.

Guarantor further agrees to pay all costs and expenses including, without limitation, court costs and attorneys' and paralegal fees and expenses, paid or incurred by Lessor in endeavoring to collect the Liabilities in whole or in part and in enforcing this Guaranty.

Guarantor further agrees that its obligations under this Guaranty shall be primary and that Lessor may at its option proceed against Guarantor and Lessee, jointly and severally, or against Guarantor, individually, without having commenced any action against or having obtained any judgements against Lessee or any other person primarily or secondarily liable on the Liabilities. Further, Guarantor waives notice of, and does hereby consent to the release or any other application of any collateral security to the Liabilities by Lessor.

The failure of Lessor to insist in any one or more instances upon a strict performance or observance of any of the terms, provisions, or covenants of this Guaranty or the Liabilities or to exercise any right herein or therein contained shall not be construed or deemed to be a waiver or relinquishment for the future of such term, provision, covenant or right. No subletting, assignment, or other transfer of any Liability, or any interest therein, whether or not with Lessor's consent, shall operate to extinguish or diminish the liability of Guarantor under this Guaranty.

Guarantor waives notice of acceptance of this Guaranty, and further waives protest, presentment, demand for payment, demand for performance, notice of default or non-payment under the Liabilities, notice of dishonor, and any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any claim which Guarantor may now or hereafter have against Lessee or any other person directly or contingently liable for the Liabilities, or against or with respect to Lessee's property (including, without limitation, property collateralizing Lessee's obligations to Lessor) arising from the existence or

performance of this Guaranty. Whenever possible, each provision of this Guaranty shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provisions of this Guaranty shall be invalid under such law, such provisions shall be ineffective to the extent of such prohibition or invalidity and shall not invalidate the remainder of such provision or remaining provisions of this Guaranty.
This Guaranty shall be binding upon Guarantor and upon the assigns, heirs, executors and other legal representatives of Guarantor and shall inure to the benefit of Lessor's successors and assigns; all references herein to Lessee and to Guarantor shall be deemed to include their successors, assigns, heirs and other legal representatives, as applicable. Nothing in this Guaranty shall be construed to permit Guarantor to delegate its duties under this Guaranty to any other person or entity. Lessee's successors and assigns shall include, without limitation, any receiver, trustee or debtor in possession of or for Lessee. All references to the singular shall be deemed to include the plural where the context so requires.

This Guaranty has been executed, delivered and accepted at and shall be deemed to have been made at Morton Grove, Illinois, and shall be interpreted and the rights and liabilities of the parties hereto determined, in accordance with the internal laws of the State of Illinois, and Guarantor submits to the exclusive jurisdiction of any state or federal court having situs within Cook County, Illinois and waives personal service of any and all process upon Guarantor, and agrees that all such service of process shall be deemed given upon the earlier of (a) when received or (b) three days after mailing by certified or registered mail or (c) one day after being sent by reputable overnight courier to Guarantor at the address indicated below. Guarantor may change his/their address for purposes of the preceding sentence by prior written notice to Lessor at 8700 N. Waukegan Road, Suite 100, Morton Grove, IL 60053. Guarantor waives trial by jury, any objection based on forum non conveniens, and any objection to venue of any action instituted hereunder and consents to such legal or equitable relief as is deemed appropriate by the court.

Guarantor agrees that, in the event of the death, incompetency, dissolution or insolvency of Lessee or Guarantor, or the inability of Lessee or Guarantor to pay debts as they mature, or an assignment by Lessee or Guarantor for the benefit of creditors, or the institution of any proceeding by or against Lessee or Guarantor alleging that Lessee or Guarantor is insolvent or unable to pay debts as they mature, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, Guarantor will pay to Lessor forthwith the full amount which would be payable hereunder by Guarantor if all of the Liabilities were then due and payable.

Guarantor further agrees that, if at any time all or any part of any payment theretofore applied by Lessor to any of the Liabilities is or must be rescinded or returned by Lessor for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Lessee), such Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Lessor, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by Lessor had not been made.

This Guaranty may not be modified orally, but only by a written instrument signed by both Guarantor and Lessor.

IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed ___ day of May, 2004.

WITNESS:	GUARANTOR:
[signature]	[signature]
Signature	Signature
Mark Franzen	Benton H. Wilcoxon
Name	Name
1321 Nottingham	4036 Rivoli
Home Address	Home Address
Newport Beach, CA	Newport Beach, CA 92660
City, State, Zip	City, State, Zip
949-428-8500	949-428-8500
Home Phone Number	Home Phone Number
	420-64-9159.

[initials] Initials

GUARANTY

RE: Master Lease Agreement No. 801036 dated the 7 day of May, 2004
(as amended, modified or supplemented from time to time, the "Lease")
between IFC Credit Corporation ("Lessor") and
Composite Technology Corporation ("Lessee")

In order to induce Lessor to enter into the Lease with Lessee and for Lessor to enter into such additional lease transaction(s) with Lessee as Lessor, in its sole discretion, may now or from time to time hereinafter deem advisable, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned (hereinafter called "Guarantor", who, if two or more in number, shall be jointly and severally bound hereby) guarantees absolutely, continually, unconditionally and without limitation to Lessor, its successors and assigns, the full, prompt and unconditional payment when due whether upon the due date or earlier by reason of acceleration or otherwise, and at all times thereafter, of all the indebtedness, liabilities and obligations (including, without limitation, any and all indemnification obligations) of Lessee to Lessor, its successors and assigns, hereafter existing, due or to become due, under the Lease, or any other lease or lease schedule now or hereafter made between Lessor and Lessee (including any and all existing leases and lease schedules made between Lessor and Lessee before the date hereof) (collectively, the "Liabilities"). Notwithstanding the foregoing, this Guaranty shall be limited to Fifty Thousand Dollars ($50,000.00) following Lessee's successful completion of Five Million Dollars ($5,000,000.00) of additional financing after the date hereof. Furthermore, once Lessee has completed three (3) consecutive months of positive income, which shall be defined as net income as defined by GAAP, minus any extraordinary income, the remaining Fifty Thousand Dollars ($50,000.00) will be eliminated and this Guaranty shall be terminated.

Guarantor expressly agrees that the validity of this Guaranty and the enforceability of the obligations of Guarantor hereunder shall in no way be terminated, affected, or impaired by reason of the granting by Lessor of any indulgence to Lessee with respect to the Liabilities or by reason of the assertion by Lessor against Lessee of any of the rights or remedies reserved to Lessor pursuant to the provisions of the Lease or any lease schedule thereunder, by operation of law or otherwise, Guarantor hereby waiving all suretyship defenses, and any circumstance whatsoever which might constitute a legal or equitable discharge or defense of Guarantor. Guarantor authorizes Lessor, from time to time, to change any of the terms, conditions, covenants or provisions of any instrument evidencing the Liabilities and/or to amend, modify, extend, change or supplement any instrument evidencing the Liabilities. Guarantor covenants and agrees that this Guaranty shall remain and continue in full force and effect as to any amendment, renewal, modification, or extension of the Liabilities.

Guarantor further agrees to pay all costs and expenses including, without limitation, court costs and attorneys' and paralegal fees and expenses, paid or incurred by Lessor in endeavoring to collect the Liabilities in whole or in part and in enforcing this Guaranty.

Guarantor further agrees that its obligations under this Guaranty shall be primary and that Lessor may at its option proceed against Guarantor and Lessee, jointly and severally, or against Guarantor, individually, without having commenced any action against or having obtained any judgements against Lessee or any other person primarily or secondarily liable on the Liabilities. Further, Guarantor waives notice of, and does hereby consent to the release or any other application of any collateral security to the Liabilities by Lessor.

The failure of Lessor to insist in any one or more instances upon a strict performance or observance of any of the terms, provisions, or covenants of this Guaranty or the Liabilities or to exercise any right herein or therein contained shall not be construed or deemed to be a waiver or relinquishment for the future of such term, provision, covenant or right. No subletting, assignment, or other transfer of any Liability, or any interest therein, whether or not with Lessor's consent, shall operate to extinguish or diminish the liability of Guarantor under this Guaranty.

Guarantor waives notice of acceptance of this Guaranty, and further waives protest, presentment, demand for payment, demand for performance, notice of default or non-payment under the Liabilities, notice of dishonor, and any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any claim which Guarantor may now or hereafter have against Lessee or any other person directly or contingently liable for the Liabilities, or against or with respect to Lessee's property (including, without limitation, property collateralizing Lessee's obligations to Lessor) arising from the existence or

performance of this Guaranty. Whenever possible, each provision of this Guaranty shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provisions of this Guaranty shall be invalid under such law, such provisions shall be ineffective to the extent of such prohibition or invalidity and shall not invalidate the remainder of such provision or remaining provisions of this Guaranty.

This Guaranty shall be binding upon Guarantor and upon the assigns, heirs, executors and other legal representatives of Guarantor and shall inure to the benefit of Lessor's successors and assigns; all references herein to Lessee and to Guarantor shall be deemed to include their successors, assigns, heirs and other legal representatives, as applicable. Nothing in this Guaranty shall be construed to permit Guarantor to delegate its duties under this Guaranty to any other person or entity. Lessee's successors and assigns shall include, without limitation, any receiver, trustee or debtor in possession of or for Lessee. All references to the singular shall be deemed to include the plural where the context so requires.

This Guaranty has been executed, delivered and accepted at and shall be deemed to have been made at Morton Grove, Illinois, and shall be interpreted and the rights and liabilities of the parties hereto determined, in accordance with the internal laws of the State of Illinois, and Guarantor submits to the exclusive jurisdiction of any state or federal court having situs within Cook County, Illinois and waives personal service of any and all process upon Guarantor, and agrees that all such service of process shall be deemed given upon the earlier of (a) when received or (b) three days after mailing by certified or registered mail or (c) one day after being sent by reputable overnight courier to Guarantor at the address indicated below. Guarantor may change his/their address for purposes of the preceding sentence by prior written notice to Lessor at 8700 N. Waukegan Road, Suite 100, Morton Grove, IL 60053. Guarantor waives trial by jury, any objection based on forum non conveniens, and any objection to venue of any action instituted hereunder and consents to such legal or equitable relief as is deemed appropriate by the court.

Guarantor agrees that, in the event of the death, incompetency, dissolution or insolvency of Lessee or Guarantor, or the inability of Lessee or Guarantor to pay debts as they mature, or an assignment by Lessee or Guarantor for the benefit of creditors, or the institution of any proceeding by or against Lessee or Guarantor alleging that Lessee or Guarantor is insolvent or unable to pay debts as they mature, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, Guarantor will pay to Lessor forthwith the full amount which would be payable hereunder by Guarantor if all of the Liabilities were then due and payable.

Guarantor further agrees that, if at any time all or any part of any payment theretofore applied by Lessor to any of the Liabilities is or must be rescinded or returned by Lessor for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Lessee), such Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Lessor, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by Lessor had not been made.

This Guaranty may not be modified orally, but only by a written instrument signed by both Guarantor and Lessor.

IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed 6 day of May, 2004.

WITNESS:	GUARANTOR:
[signature]	[signature]
Signature	Signature
Mark Franzen	C. William Arrington
Name	Name
1301 Nottingham	4026 Rivoli St.
Home Address	Home Address
Newport Beach, CA	NEWPORT BEACH, CA 92660
City, State, Zip	City, State, Zip
949-428-8520	949-706-7173
Home Phone Number	Home Phone Number
	464-60-2588
	Social Security Number

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